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                                                                    EXHIBIT 23.1

                 CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated June 4, 1999 with respect to the financial statements of MightyMail Networks, Inc. in this current report on Form 8-K/A of Xoom.com, Inc dated July 2, 1999.

                                        /s/ Ernst & Young LLP

Palo Alto, California
July 2, 1999